UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-23289

Angel Oak Strategic Credit Fund
(Exact name of registrant as specified in charter)

3344 Peachtree Rd. NE, Suite 1725
Atlanta, Georgia 30326
(Address of principal executive offices) (Zip code)

Adam Langley, President
3344 Peachtree Rd. NE, Suite 1725
Atlanta, Georgia 30326
(Name and address of agent for service)

Copy to:
Stephen T. Cohen
Matthew E. Barsamian
Dechert LLP
1900 K Street NW
Washington, DC 20006

404-953-4900
Registrant’s telephone number, including area code
Date of fiscal year end: January
 31
Date of reporting period: January
 31, 2025

Item 1. Reports to Stockholders.

(a)

Annual Report
January 31, 2025
Angel Oak Strategic Credit Fund

Angel Oak Capital Advisors, LLC
3344 Peachtree Road NE
Suite 1725
Atlanta, GA 30326
(404)
953-4900

Angel Oak Strategic Credit Fund
HOW DID THE FUND PERFORM DURING THE PERIOD?
The Fund’s Institutional Class Shares returned 10.26% and its Class FI Shares returned 10.30% for the 12-month period ending January 31, 2025. The Institutional Class Shares and Class FI Shares outperformed the Bloomberg U.S. Aggregate Bond Index, the Fund’s benchmark, by 819 basis points (bps) and 823 bps, respectively, as the benchmark returned 2.07% over the same period.
WHAT FACTORS INFLUENCED PERFORMANCE?
The Fund’s outperformance can be attributed to its higher income versus the benchmark given higher exposure to bonds lower in the capital structure, spread tightening across the structured credit space, and a rate duration shorter than the benchmark’s during the period.
HOW WAS THE FUND POSITIONED DURING THE PERIOD?
The Fund’s allocation to non-agency residential mortgage-backed securities (RMBS) was substantially reduced to take gains on some of the best-performing bonds in the Fund. Additionally, the Fund’s allocation to asset-backed securities (ABS) and collateralized loan obligations (CLOs) was increased to, in our view, optimize the portfolio to better capture risk-reward.
Top Contributors
#
Non-agency RMBS; CLOs; ABS
Top Detractors
i
Select sectors within high-yield corporates; cash allocation higher than benchmark
Past performance is not a guarantee of future results.
Investing involves risk; principal loss is possible. The Fund’s shares will not be listed on an exchange in the foreseeable future, if at all. It is possible that a repurchase offer may be oversubscribed, in which case shareholders may only have a portion of their shares repurchased. Quarterly repurchase offers and liquidity are limited. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate, or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate, or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. The Fund may invest in illiquid securities and restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. The Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, the imposition of economic sanctions, different legal systems and laws relating to bankruptcy and creditors’ rights, and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. Changes in interest rates generally will cause the value of fixed-income instruments held by the Fund to vary inversely to such changes.
Below-investment-grade instruments are commonly referred to as “junk” or high-yield instruments, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower-grade instruments may be particularly susceptible to economic downturns. The price paid by the Fund for asset-backed securities, including CLOs; the yield the Fund expects to receive from such securities; and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines.
For more information on these risks and other risks of the Fund, please see the Prospectus.

Investment Results – (Unaudited)
Angel Oak Strategic Credit Fund
Total Return Based on a $50,000 Investment
The chart above assumes an initial investment of $50,000 made on December 26, 2017 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or share repurchases. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when repurchased, may be worth more or less than the original cost. Performance data current to the most recent month-end can be obtained by calling (855) 751-4324. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Annualized Expense Ratios (1)
Institutional Class	2.14%
Class FI	2.14%
(1) Reflects expense ratios as stated in the Fund’s current prospectus dated May 30, 2024, as supplemented to date.
Total Returns
(1)
(For the year ended January 31, 2025)

	Average Annual Returns
	One Year	Three Year	Five Year	Since Inception (2)
Angel Oak Strategic Credit Fund – Institutional Class	10.26%	6.36%	6.82%	6.76%
Angel Oak Strategic Credit Fund – Class FI without load	10.30%	N/A	N/A	8.91%
Angel Oak Strategic Credit Fund – Class FI with load	7.30%	N/A	N/A	7.88%
Bloomberg U.S. Aggregate Bond Index (3)	2.07%	-1.52%	0.60%	1.08% (4)
(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class FI Shares, with load, include the maximum 3.00% deferred sales charge.
(2) Inception date is December 26, 2017, for Institutional Class Shares and July 12, 2022, for Class FI Shares.
(3) The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.
(4) The return shown for the Bloomberg U.S. Aggregate Bond Index is from the inception date of the Institutional Class Shares. The Bloomberg U.S. Aggregate Bond Index return from the inception date of the Class FI Shares is 1.48%.

Summary of Fund Expenses – (Unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and other expenses of the Fund. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period (1)	Annualized Expense Ratio
Institutional Class	Actual	$1,000.00	$1,037.00	$10.14	1.98%
	Hypothetical (2)	$1,000.00	$1,015.18	$10.03	1.98%
Class FI	Actual	$1,000.00	$1,037.00	$10.14	1.98%
	Hypothetical (2)	$1,000.00	$1,015.18	$10.03	1.98%
(1) Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent six month period and divided by the number of days in the most recent twelve month period (366). The annualized expense ratios reflects fee waiver and expense limitation arrangements, including interest expense, in effect during the period. The “Financial Highlights” tables in the Fund’s financial statements, included in the report, also show the gross expense ratios, without such reimbursements.
(2) Hypothetical assumes 5% annual return before expenses.

Portfolio Holdings – (Unaudited)
The investment objective of Angel Oak Strategic Credit Fund is to seek total return.

*As a percentage of total investments. The percentages presented in the table above may differ from those in the Consolidated Schedule of Investments because the percentages in the Schedule of Investments are calculated based on net assets.

Angel Oak Strategic Credit Fund
Consolidated Statement of Assets and Liabilities (a)
January 31, 2025

Assets
Investments in securities at fair value*	$114,920,894
Deposit at broker for swaps*	923,257
Dividends and interest receivable	598,450
Deposit at broker for futures*	36,212
Prepaid expenses	29,059

Total Assets	116,507,872

Liabilities
Payable for investments purchased	9,903,120
Payable for reverse repurchase agreements	4,262,000
Net swap premiums received	543,255
Payable for distributions to shareholders	497,512
Payable to Adviser	106,537
Depreciation on swaps	50,716
Payable to administrator, fund accountant, and transfer agent	14,051
Interest payable for reverse repurchase agreements	9,864
Payable to custodian	1,286
Other accrued expenses	40,511

Total Liabilities	15,428,852

Net Assets	$101,079,020

Net Assets consist of:
Paid-in capital	$103,807,681
Total distributable earnings (accumulated deficit)	(2,728,661)

Net Assets	$101,079,020

Class FI:
Net Assets	$20,411,573

Shares outstanding (unlimited number of shares authorized, no par value)	968,148

Net asset value (“NAV”) and offering price per share	$21.08

Institutional Class:
Net Assets	$80,667,447

Shares outstanding (unlimited number of shares authorized, no par value)	3,828,687

Net asset value (“NAV”) and offering price per share	$21.07

*Identified Cost:
Investments in securities	$116,699,962

(a)	See Note 1 in the Notes to Consolidated Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Consolidated Statement of Operations (a)
For the Year Ended January 31, 2025

Investment Income
Interest	$10,403,121
Swap income	186,365
Dividends	4,937

Total Investment Income	10,594,423

Expenses
Investment Advisory (See Note 5)	1,245,197
Interest expense	210,181
Fund accounting	88,115
Legal	86,745
Transfer agent	55,125
Registration	42,552
Trustee	40,812
Administration	38,887
Audit & tax	30,400
Printing	15,426
Compliance	12,060
Custodian	7,059
Insurance	5,742
Miscellaneous	10,502

Total Expenses	1,888,803

Net Investment Income (Loss)	8,705,620

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	327,991
Future Contracts	(5,644)
Swaps	(460,784)
Net change in unrealized appreciation/depreciation on:
Investments	1,107,812
Future Contracts	1,654
Swaps	52,174

Net realized and unrealized gain (loss) on investments	1,023,203

Net increase (decrease) in net assets resulting from operations	$9,728,823

(a)	See Note 1 in the Notes to Consolidated Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Statements of Changes in Net Assets

	For the Year Ended January 31, 2025 (a)	For the Year Ended January 31, 2024
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$8,705,620	$7,503,925
Net realized gain (loss) on investment transactions, futures contracts, and swaps	(138,437)	653,013
Net change in unrealized appreciation/depreciation on investments, futures contracts, and swaps	1,161,640	419,598

Net increase (decrease) in net assets resulting from operations	9,728,823	8,576,536

Distributions to Shareholders
Distributions, Class FI	(1,749,921)	(1,253,571)
Distributions, Institutional Class	(7,031,553)	(6,139,297)

Total distributions to shareholders	(8,781,474)	(7,392,868)

Capital Transactions – Class FI
Proceeds from shares sold	—	8,515,000
Reinvestment of distributions	1,749,921	1,253,571
Cost of shares repurchased (See Note 7)	(1,000,000)	—

Total Class FI	749,921	9,768,571

Capital Transactions – Institutional Class
Proceeds from shares sold	4,464,524	5,745,047
Reinvestment of distributions	115,178	122,230
Cost of shares repurchased (See Note 7)	(1,098,628)	(1,369,686)

Total Institutional Class	3,481,074	4,497,591

Net increase (decrease) in net assets resulting from capital transactions	4,230,995	14,266,162

Total Increase (Decrease) in Net Assets	5,178,344	15,449,830

Net Assets
Beginning of year	95,900,676	80,450,846

End of year	$101,079,020	$95,900,676

Share Transactions – Class FI
Shares sold	—	414,029
Shares issued in reinvestment of distributions	82,458	60,897
Shares repurchased (See Note 7)	(47,081)	—

Total Class FI	35,377	474,926

Share Transactions – Institutional Class
Shares sold	209,802	280,103
Shares issued in reinvestment of distributions	5,431	5,947
Shares repurchased (See Note 7)	(51,730)	(66,627)

Total Institutional Class	163,503	219,423

Net increase (decrease) in share transactions	198,880	694,349

(a)	Consolidated for the year ended January 31, 2025. See Note 1 in the Notes to Consolidated Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund – Class FI
Financial Highlights
(For a share outstanding during each year or period)

	For the Year or Period Ended January 31,
	2025 (a)	2024	2023 (b)
Selected Per Share Data:
Net asset value, beginning of year or period	$20.86	$20.62	$21.13

Income from investment operations:
Net investment income (loss)	1.86	1.75	0.98
Net realized and unrealized gain (loss) on investments (c)	0.23	0.20	(0.46)

Total from investment operations	2.09	1.95	0.52

Less distributions to shareholders:
From net investment income	(1.87)	(1.71)	(1.03)

Total distributions	(1.87)	(1.71)	(1.03)

Net asset value, end of year or period	$21.08	$20.86	$20.62

Total return (d)	10.30%	9.92%	2.58	%(e)

Ratios and Supplemental Data:
Net assets, end of year or period (000’s omitted)	$20,412	$19,462	$9,439
Interest expense to average net assets (f)	0.21%	0.42%	0.13%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (f)(g)	1.90%	2.14%	1.86%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (f)(g)	1.90%	2.14%	1.03	%(h)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (f)(g)	8.74%	8.50%	7.75%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (f)(g)	8.74%	8.50%	8.58	%(h)
Portfolio turnover rate (d)	81%	49%	29	%(i)
Reverse repurchase agreements, end of year (000’s omitted)	$4,262	$1,549	$6,796
Asset coverage per $1,000 unit of senior indebtedness (j)	$24,716	$62,896	$12,838

(a)	Consolidated for the year ended January 31, 2025. See Note 1 in the Notes to Consolidated Financial Statements for basis of consolidation.
(b)	Class commenced operations on July 12, 2022.
(c)
Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the year or period, and may not reconcile with the aggregate gain/(loss) in the Consolidated Statement of Operations due to share transactions for the year or period.

(d)	Not annualized for periods of less than one year.
(e)	Total return assumes reinvestment of dividends and would have been lower if no expense waiver was in place.
(f)	Annualized for periods less than one year.
(g)	Includes interest expense.
(h)	Effective January 1, 2023, the expense limitation agreement was terminated. Prior to January 1, 2023, the expense cap was 0.75%. See Note 5.
(i)	Figure presented represents turnover for the Fund as a whole for the entire fiscal period.
(j)
Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness, where one unit equals $1,000 of senior indebtedness.

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund – Institutional Class
Financial Highlights
(For a share outstanding during each year)

	For the Year Ended January 31,
	2025 (a)		2024		2023		2022	2021
Selected Per Share Data:
Net asset value, beginning of year	$20.86		$20.61		$22.76		$23.03	$24.73

Income from investment operations:
Net investment income (loss)	1.85		1.74		1.84		3.22 (b)	2.01
Net realized and unrealized gain (loss) on investments (c)	0.23		0.22		(2.06)		(0.32)	(1.72)

Total from investment operations	2.08		1.96		(0.22)		2.90	0.29

Less distributions to shareholders:
From net investment income	(1.87)		(1.71)		(1.93)		(3.17)	(1.99)

Total distributions	(1.87)		(1.71)		(1.93)		(3.17)	(1.99)

Net asset value, end of year	$21.07		$20.86		$20.61		$22.76	$23.03

Total return (d)	10.26%		9.98%		-0.78	%(e)	13.31%	2.04%

Ratios and Supplemental Data:
Net assets, end of year (000’s omitted)	$80,667		$76,438		$71,012		$14,948	$14,086
Interest expense to average net assets (f)	0.21%		0.42%		0.08%		N/A	N/A
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (f)	1.90	%(g)	2.14	%(g)	1.96	%(g)	3.36%	5.59%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (f)	1.90	%(g)	2.14	%(g)	0.93	%(g)(h)	0.75%	0.75%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (f)	8.74	%(g)	8.48	%(g)	7.56	%(g)	11.27%	4.47%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (f)	8.74	%(g)	8.48	%(g)	8.59	%(g)(h)	13.88%	9.31%
Portfolio turnover rate (d)	81%		49%		29%		52%	74%
Reverse repurchase agreements, end of year (000s)	$4,262		$1,549		$6,796		N/A	N/A
Asset coverage per $1,000 unit of senior indebtedness (i)	$24,716		$62,896		$12,838		N/A	N/A

(a)	Consolidated for the year ended January 31, 2025. See Note 1 in the Notes to Consolidated Financial Statements for basis of consolidation.
(b)	Calculated using the average shares outstanding method.
(c)
Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the year.

(d)	Not annualized for periods of less than one year.
(e)	Total return assumes reinvestment of dividends and would have been lower if no expense waiver was in place.
(f)	Annualized for periods less than one year.
(g)	Includes interest expense.
(h)	Effective January 1, 2023, the expense limitation agreement was terminated. Prior to January 1, 2023, the expense cap was 0.75%. See Note 5.
(i)
Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness, where one unit equals $1,000 of senior indebtedness.

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Consolidated Schedule of Investments
January 31, 2025

	Par	Value
Residential Mortgage-Backed Securities — 42.2%
A&D Mortgage LLC, Series 2024-NQM6, Class B2, 7.31%, 01/25/2070 (a)(b)	$1,000,000	$926,202
A&D Mortgage Trust, Series 2024-NQM1, Class B1, 8.53%, 02/25/2069 (a)(b)	1,000,000	1,013,867
American Home Mortgage Assets LLC, Series 2006-6, Class XP, 0.04%, 12/25/2046 (b)(c)	738,740	5,227
American Home Mortgage Investment Trust, Series 2006-3, Class 3A2, 6.75%, 12/25/2036 (d)	309,741	90,547
Banc of America Alternative Loan Trust
Series 2006-5, Class CBIO, 6.00%, 06/25/2046 (c)	704,931	161,383
Series 2006-6, Class CBIO, 6.00%, 07/25/2046 (c)	1,268,669	290,434
Bellemeade Re Ltd.
Series 2023-1, Class B1, 11.05% (30 day avg SOFR US + 6.70%), 10/25/2033 (a)	400,000	432,695
Series 2024-1, Class B1, 9.90% (30 day avg SOFR US + 5.55%), 08/25/2034 (a)	650,000	676,187
Colony American Finance Ltd., Series 2020-4, Class D, 2.71%, 12/15/2052 (a)	770,000	643,107
COLT Funding LLC, Series 2022-7, Class B1, 6.30%, 04/25/2067 (a)(b)	1,000,000	985,049
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-29, Class 1X, 0.02%, 02/25/2035 (b)(c)	908,589	3,409
Credit Suisse Mortgage Capital Certificates
Series 2017-RPL1, Class B4, 2.97%, 07/25/2057 (a)(b)	1,425,253	444,365
Series 2022-ATH1, Class B1, 4.70%, 01/25/2067 (a)(b)	2,000,000	1,621,034
Series 2022-ATH1, Class B2, 4.70%, 01/25/2067 (a)(b)	2,000,000	1,507,684
Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class X2, 0.01%, 11/19/2044 (b)(c)	277,003	228
Eagle Re Ltd.
Series 2021-2, Class M2, 8.60% (30 day avg SOFR US + 4.25%), 04/25/2034 (a)	2,250,000	2,337,509
Series 2023-1, Class M2, 9.55% (30 day avg SOFR US + 5.20%), 09/26/2033 (a)	500,000	532,538
Ellington Financial Mortgage Trust
Series 2021-2, Class B1, 3.20%, 06/25/2066 (a)(b)	2,000,000	1,361,434
Series 2024-NQM1, Class B3, 7.66%, 11/25/2069 (a)(b)	1,000,000	920,740
Series 2025-NQM1, Class B2, 7.46%, 01/25/2070 (a)(b)	500,000	480,343
Series 2025-NQM1, Class B3, 7.46%, 01/25/2070 (a)(b)	500,000	453,284
GS Mortgage-Backed Securities Trust
Series 2020-NQM1, Class B2, 7.04%, 09/27/2060 (a)(b)	2,975,000	2,975,782
Series 2021-NQM1, Class B1, 3.21%, 07/25/2061 (a)(b)	2,000,000	1,540,698
Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/2026 (a)	384,162	362,044
Home RE Ltd., Series 2021-2, Class B1, 8.50% (30 day avg SOFR US + 4.15%), 01/25/2034 (a)	760,000	779,346
JP Morgan Mortgage Trust
Series 2021-11, Class AX1, 0.22%, 01/25/2052 (a)(b)(c)	75,910,376	824,538
Series 2022-6, Class B4, 3.30%, 11/25/2052 (a)(b)	3,030,175	1,582,476
Series 2022-6, Class B5, 3.30%, 11/25/2052 (a)(b)	1,265,000	588,377
Series 2023-6, Class B4, 6.20%, 12/26/2053 (a)(b)	522,240	463,581
Series 2024-8, Class B5, 7.04%, 01/25/2055 (a)(b)	804,000	677,630
Series 2024-8, Class B6, 7.04%, 01/25/2055 (a)(b)	1,606,867	1,123,486
JPMorgan Chase Bank NA
Series 2020-CL1, Class M5, 10.03% (1 mo. Term SOFR + 5.71%), 10/25/2057 (a)	123,991	129,054
Series 2021-CL1, Class B, 11.25% (30 day avg SOFR US + 6.90%), 03/25/2051 (a)	74,979	73,091
Series 2021-CL1, Class M5, 8.20% (30 day avg SOFR US + 3.85%), 03/25/2051 (a)	42,269	38,708
L Street Securities, Series 2015-WF1, Class 1M2, 9.72% (30 day avg SOFR US + 5.36%), 11/25/2025 (a)	9,565	9,719
Oaktown Re, Series 2021-2, Class B1, 8.75% (30 day avg SOFR US + 4.40%), 04/25/2034 (a)	1,500,000	1,547,402

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Consolidated Schedule of Investments – (continued)
January 31, 2025

	Par	Value
Progress Residential Trust
Series 2021-SFR1, Class F, 2.76%, 04/17/2038 (a)	$1,400,000	$1,386,449
Series 2021-SFR9, Class F, 4.05%, 11/17/2040 (a)	500,000	474,738
PRPM LLC
Series 2024-NQM3, Class B1, 7.50%, 08/25/2069 (a)(b)	1,000,000	989,851
Series 2024-RCF1, Class M2, 4.00%, 01/25/2054 (a)(d)	550,000	445,933
Radnor RE Ltd., Series 2024-1, Class B1, 9.50% (30 day avg SOFR US + 5.15%), 09/25/2034 (a)	1,100,000	1,122,420
Rithm Capital Corp., Series 2015-1A, Class B6, 5.19%, 05/28/2052 (a)(b)	1,314,774	1,001,177
Saluda Grade Mortgage Funding LLC
Series 2023-FIG3, Class B, 7.71%, 08/25/2053 (a)	763,809	791,014
Series 2023-FIG4, Class A, 6.72%, 11/25/2053 (a)(b)	1,612,749	1,647,562
Selene Loan Trust, 11.11%, 04/27/2054 (b)	4,352,809	4,570,015
Structured Asset Mortgage Investments, Inc., Series 2006-AR7, Class X, 0.90%, 08/25/2036 (c)	7,625,584	245,940
Western Alliance Bancorp
Series 2021-CL2, Class B, 13.07% (30 day avg SOFR US + 8.50%), 07/25/2059 (a)	400,000	397,016
Series 2021-CL2, Class M3, 8.45% (30 day avg SOFR US + 4.10%), 07/25/2059 (a)	1,348,335	1,355,678
Series 2021-CL2, Class M5, 11.07% (30 day avg SOFR US + 6.50%), 07/25/2059 (a)	393,131	383,122
X-Caliber Funding LLC, 0.00%, 06/15/2025 (a)(e)	249,401	237,108

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $42,064,913)		42,651,221

Collateralized Loan Obligations — 27.7%
Apidos CLO Ltd., Series 2015-20A, Class CR, 7.52% (3 mo. Term SOFR + 3.21%), 07/16/2031 (a)	1,000,000	1,003,442
Babson CLO Ltd./Cayman Islands, Series 2018-3A, Class F, 11.91% (3 mo. Term SOFR + 7.62%), 07/20/2029 (a)	1,405,000	1,404,919
Birch Grove CLO Ltd., Series 2023-6A, Class E, 13.22% (3 mo. Term SOFR + 8.93%), 07/20/2035 (a)	1,300,000	1,337,409
Black Diamond CLO Ltd., Series 2022-1A, Class E, 11.80% (3 mo. Term SOFR + 7.50%), 10/25/2035 (a)	1,500,000	1,557,298
Bryant Park Funding Ltd., Series 2023-20A, Class E, 12.93% (3 mo. Term SOFR + 8.63%), 07/15/2036 (a)	1,000,000	1,023,598
Carlyle Global Market Strategies
Series 2017-4A, Class C, 7.36% (3 mo. Term SOFR + 3.06%), 01/15/2030 (a)	500,000	501,470
Series 2023-2A, Class E, 12.46% (3 mo. Term SOFR + 8.17%), 07/20/2036 (a)	1,000,000	1,023,736
First Eagle Private Credit LLC, Series 2016-1A, Class CR, 9.56% (3 mo. Term SOFR + 5.26%), 01/25/2032 (a)(f)	10,500,000	10,529,841
Franklin Park Place CLO LLC, Series 2022-1A, Class E, 11.79% (3 mo. Term SOFR + 7.50%), 04/14/2035 (a)	1,000,000	1,006,987
Halsey Point CLO Ltd.
Series 2022-6A, Class E, 12.64% (3 mo. Term SOFR + 8.35%), 10/20/2034 (a)	1,000,000	1,000,000
Series 2022-6A, Class FR, 0.00% (3 mo. Term SOFR + 8.47%), 01/20/2038 (a)(g)	250,000	242,500
Katayma CLO Ltd., Series 2023-1A, Class E, 12.43% (3 mo. Term SOFR + 8.14%), 10/20/2036 (a)	1,000,000	1,033,745
KKR CLO Trust, Series 2022-43A, Class ER, 12.27% (3 mo. Term SOFR + 7.97%), 01/15/2036 (a)	750,000	773,819
Man GLG US CLO, Series 2024-1A, Class D2, 9.49% (3 mo. Term SOFR + 5.20%), 07/20/2037 (a)	1,000,000	1,013,743

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Consolidated Schedule of Investments – (continued)
January 31, 2025

	Par	Value
Neuberger Berman Loan Advisers Lasalle Street Lending CLO Ltd., Series 2024-2A, Class E, 11.79% (3 mo. Term SOFR + 7.50%), 04/20/2038 (a)	$1,000,000	$1,036,098
Ocean Trails CLO Ltd., Series 2020-9X, Class ER, 12.01% (3 mo. Term SOFR + 7.71%), 10/15/2034 (h)	1,000,000	1,000,384
Park Blue CLO Ltd., Series 2023-3A, Class E, 12.09% (3 mo. Term SOFR + 7.80%), 04/20/2036 (a)	1,000,000	1,008,655
Pikes Peak CLO Ltd., Series 2023-14A, Class E, 12.87% (3 mo. Term SOFR + 8.58%), 04/20/2036 (a)	1,000,000	1,010,846
Trinitas CLO Ltd., Series 2020-14A, Class D, 8.86% (3 mo. Term SOFR + 4.56%), 01/25/2034 (a)	500,000	502,081

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $27,995,673)		28,010,571

Asset-Backed Securities — 24.3%

Automobile — 8.1%
CAL Receivables LLC, Series 2022-1, Class B, 8.76% (30 day avg SOFR US + 4.35%), 10/15/2026 (a)	451,805	453,464
Carvana Auto Receivables Trust
Series 2019-3A, Class R, 0.00%, 07/15/2026 (a)	5,000	1,187,204
Series 2019-4A, Class R, 0.00%, 10/15/2026 (a)	2,000	550,846
Series 2021-N4, Class E, 4.53%, 09/11/2028 (a)	387,573	376,194
CPS Auto Trust
Series 2022-D, Class E, 12.12%, 06/17/2030 (a)	1,000,000	1,118,045
Series 2024-B, Class E, 8.36%, 11/17/2031 (a)	300,000	308,515
Exeter Automobile Receivables Trust, Series 2024-2A, Class E, 7.98%, 10/15/2031 (a)	200,000	202,258
Flagship Credit Auto Trust, Series 2024-1, Class E, 8.60%, 05/15/2031 (a)	200,000	200,348
GLS Auto Receivables Trust
Series 2024-1A, Class E, 7.94%, 10/15/2030 (a)	200,000	205,668
Series 2024-3A, Class E, 7.25%, 06/16/2031 (a)	1,000,000	1,000,307
Hertz Global Holdings, Inc., Series 2022-4A, Class D, 6.56%, 09/25/2026 (a)	265,000	263,067
Huntington Bank Auto Credit-Linked Notes Series, Series 2024-1, Class D, 9.62% (30 day avg SOFR US + 5.25%), 05/20/2032 (a)	367,220	378,123
Prestige Auto Receivables Trust, Series 2024-1A, Class E, 7.94%, 04/15/2031 (a)	200,000	203,897
Research-Driven Pagaya Motor Asset Trust, Series 2021-2A, Class A, 2.65%, 03/25/2030 (a)	138,942	135,898
Santander Holdings USA, Inc., Series 2024-A, Class F, 10.17%, 06/15/2032 (a)	200,000	203,513
SBNA Auto Receivables Trust, Series 2024-A, Class E, 8.00%, 04/15/2032 (a)	300,000	304,090
Strike Acceptance Auto Funding Trust, Series 2023-1A, Class A, 8.00%, 05/15/2026 (a)	299,204	299,803
Tricolor Auto Securitization Trust, Series 2023-1A, Class F, 16.00%, 06/17/2030 (a)	500,000	528,330
US Auto Funding Trust
Series 2022-1A, Class A, 3.98%, 04/15/2025 (a)	16,092	15,999
Series 2022-1A, Class D, 9.14%, 07/15/2027 (a)	1,450,000	145
Veros Automobile Receivables Trust, Series 2024-1, Class D, 9.87%, 05/15/2031 (a)	250,000	264,722

		8,200,436

Consumer — 14.1%
ACHV ABS Trust, Series 2024-3AL, Class E, 7.00%, 12/26/2031 (a)	500,000	477,392
Affirm, Inc.
Series 2023-B, Class E, 11.32%, 09/15/2028 (a)	300,000	308,290
Series 2024-A, Class E, 9.17%, 02/15/2029 (a)	200,000	204,955
Aqua Finance Trust, Series 2021-A, Class C, 3.14%, 07/17/2046 (a)	300,000	259,298
GreenSky Home Improvement Trust, Series 2024-1, Class E, 9.00%, 06/25/2059 (a)	500,000	512,243

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Consolidated Schedule of Investments – (continued)
January 31, 2025

	Par	Value
LendingClub Receivables Trust
Series 2019-1, Class CERT, 0.00%, 07/17/2045 (a)	$17,660	$1,632
Series 2019-3, Class R1, 0.00%, 10/15/2025 (a)	5,200,000	43,005
Series 2019-7, Class R1, 0.00%, 01/15/2027 (a)	3,000,000	52,090
Lendingpoint Asset Securitization Trust
Series 2021-B, Class C, 3.21%, 02/15/2029 (a)	326,083	314,560
Series 2022-A, Class E, 7.02%, 06/15/2029 (a)	100,000	10
Series 2022-B, Class C, 8.45%, 10/15/2029 (a)	900,000	264,094
Marlette Funding Trust
Series 2023-1A, Class D, 8.15%, 04/15/2033 (a)	1,000,000	1,008,892
Series 2023-2A, Class D, 7.92%, 06/15/2033 (a)	500,000	507,629
Momnt Technologies Trust, Series 2023-1A, Class B, 8.29%, 03/20/2045 (a)	500,000	500,863
Pagaya AI Debt Selection Trust
Series 2020-2, Class CERT, 0.00%, 12/15/2027 (a)(b)(c)	4,000,000	94,495
Series 2021-1, Class C, 4.09%, 11/15/2027 (a)	60,756	55,022
Series 2021-3, Class C, 3.27%, 05/15/2029 (a)	82,824	77,231
Series 2022-1, Class C, 4.89%, 10/15/2029 (a)	99,987	97,840
Series 2022-2, Class C, 7.50%, 01/15/2030 (a)	499,970	492,521
Series 2023-8, Class D, 9.00%, 06/16/2031 (a)	204,532	204,538
Series 2024-10, Class E, 10.41%, 06/15/2032 (a)	500,000	511,914
Series 2024-11, Class F, 12.00%, 07/15/2032 (a)	250,000	231,486
Series 2024-2, Class D, 9.00%, 08/15/2031 (a)	335,405	339,108
Series 2024-3, Class D, 9.00%, 10/15/2031 (a)	496,430	502,128
Series 2024-5, Class D, 12.97%, 10/15/2031 (a)	299,946	317,122
Series 2024-6, Class D, 11.35%, 11/15/2031 (a)	499,871	520,765
Series 2024-8, Class E, 10.41%, 01/15/2032 (a)	499,978	502,810
Series 2024-9, Class E, 10.11%, 03/15/2032 (a)	399,939	407,303
Series 2025-1, Class E, 10.08%, 07/15/2032 (a)	250,000	250,681
Series 2025-1, Class F, 12.00%, 07/15/2032 (a)	250,000	234,734
Powerpay Securitization Funding LLC, Series 2024-1A, Class B, 8.46%, 02/18/2039 (a)	200,000	206,544
Prosper Marketplace Issuance Trust
Series 2023-1A, Class D, 11.24%, 07/16/2029 (a)	300,000	310,398
Series 2024-1A, Class D, 10.98%, 08/15/2029 (a)	500,000	528,066
Purchasing Power Funding, Series 2024-A, Class E, 10.18%, 08/15/2028 (a)	200,000	204,263
Reach Financial LLC, Series 2024-2A, Class D, 8.83%, 07/15/2031 (a)	400,000	424,463
Republic Finance Issuance Trust
Series 2021-A, Class D, 5.23%, 12/22/2031 (a)	200,000	193,345
Series 2024-A, Class D, 9.49%, 08/20/2032 (a)	250,000	251,717
Upgrade Master Pass-Thru Trust, Series 2021-PT2, Class A, 15.73%, 05/15/2027 (a)(b)	122,727	105,434
Upgrade Receivables Trust, Series 2024-1A, Class D, 8.90%, 02/18/2031 (a)	500,000	511,210
Upstart Pass-Through Trust Series
Series 2021-ST9, Class CERT, 0.00%, 11/20/2029 (a)	200,000	67,728
Series 2022-ST1, Class CERT, 0.00%, 03/20/2030 (a)	100,000	33,412
Upstart Securitization Trust
Series 2021-5, Class C, 4.15%, 11/20/2031 (a)	1,100,000	1,073,194
Series 2022-1, Class C, 5.71%, 03/20/2032 (a)	200,000	111,344
Series 2022-2, Class C, 8.43%, 05/20/2032 (a)	500,000	432,159
Series 2023-1, Class C, 11.10%, 02/20/2033 (a)	500,000	509,128

		14,257,056

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Consolidated Schedule of Investments – (continued)
January 31, 2025

	Par	Value

Equipment — 1.7%
Octane Receivables Trust
Series 2024-1A, Class E, 7.82%, 08/20/2031 (a)	$200,000	$202,053
Series 2024-2A, Class E, 9.04%, 07/20/2032 (a)	500,000	518,194
Series 2024-RPT1, Class R2, 8.71%, 02/22/2030	500,000	502,741
Series 2024-RVM1, Class E, 8.42%, 01/22/2046 (a)	500,000	503,014

		1,726,002

Solar — 0.4%
GoodLeap Sustainable Home Solutions Trust, Series 2023-2GS, Class B, 7.80%, 05/20/2055 (a)	500,000	406,146
Mosaic Solar Loans LLC
Series 2018-1A, Class C, 0.00%, 06/22/2043 (a)(i)	12,469	12,000
Series 2019-1A, Class B, 0.00%, 12/21/2043 (a)(i)	10,924	9,818

		427,964

TOTAL ASSET-BACKED SECURITIES (Cost $27,060,084)		24,611,458

Residential Mortgage-Backed Securities — U.S. Government Agency — 9.0%
Federal National Mortgage Association, 4.00%, 03/15/2041	10,000,000	9,134,213

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES — U.S. GOVERNMENT AGENCY (Cost $9,154,687)		9,134,213

Corporate Obligations — 4.8%

Basic Materials — 0.4%
Consolidated Energy Finance SA, 5.63%, 10/15/2028 (a)	400,000	355,370

Communications — 0.4%
Gray Media, Inc., 5.38%, 11/15/2031 (a)	600,000	358,408

Consumer, Cyclical — 0.2%
Saks Global Enterprises LLC, 11.00%, 12/15/2029 (a)	250,000	239,757

Consumer, Non-cyclical — 0.5%
Upbound Group, Inc., 6.38%, 02/15/2029 (a)	500,000	490,812

Energy — 1.1%
Greenfire Resources Ltd., 12.00%, 10/01/2028 (a)	320,000	343,254
New Fortress Energy, Inc., 6.50%, 09/30/2026 (a)	500,000	487,999
Shelf Drilling Holdings Ltd., 9.63%, 04/15/2029 (a)	290,000	259,513

		1,090,766

Financial — 1.8%
Freedom Mortgage Corp., 6.63%, 01/15/2027 (a)	500,000	502,452
Freedom Mortgage Holdings LLC, 9.25%, 02/01/2029 (a)	150,000	156,694
Global Aircraft Leasing Co. Ltd., 8.75%, 09/01/2027 (a)	500,000	514,325
PennyMac Financial Services, Inc., 5.75%, 09/15/2031 (a)	500,000	480,111
United Wholesale Mortgage LLC, 5.50%, 04/15/2029 (a)	200,000	194,041

		1,847,623

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Consolidated Schedule of Investments – (continued)
January 31, 2025

	Par	Value
Industrial — 0.4%
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029 (a)	$450,000	$418,360

TOTAL CORPORATE OBLIGATIONS (Cost $4,628,532)		4,801,096

Commercial Mortgage-Backed Securities — 1.4%
Banc of America Re-Remic Trust, Series 2024-NASH, Class D, 9.16% (1 mo. Term SOFR + 4.85%), 05/15/2039 (a)	500,000	501,259
GS Mortgage Securities Corp., Series 2018-TWR, Class G, 8.53% (1 mo. Term SOFR + 4.22%), 07/15/2031 (a)	311,000	4,530
HTL Commercial Mortgage Trust, Series 2024-T53, Class F, 11.93%, 05/10/2039 (a)(b)	500,000	513,249
LBA Trust, Series 2024-BOLT, Class F, 8.74% (1 mo. Term SOFR + 4.44%), 06/15/2039 (a)	300,000	301,484
Morgan Stanley Capital I, Inc., Series 2014-150E, Class B, 4.26%, 09/09/2032 (a)	123,000	85,894
X-Caliber Funding LLC, Series 2021-9, Class B1, 12.46% (1 mo. Term SOFR + 8.12%), 04/06/2026 (a)	50,000	9,007

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,732,285)		1,415,423

Residential Mortgage-Backed Securities — U.S. Government Agency Credit Risk Transfer — 1.2%
Federal Home Loan Mortgage Corp., Series 2022-HQA1, Class B2, 15.35% (30 day avg SOFR US + 11.00%), 03/25/2042 (a)	1,000,000	1,165,051

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES — U.S. GOVERNMENT AGENCY CREDIT RISK TRANSFER (Cost $992,331)		1,165,051

	Shares
Common Stocks — 0.3%

Financial — 0.3%
Essent Group Ltd.	4,400	256,300

TOTAL COMMON STOCKS (Cost $194,594)		256,300

	Par
Commercial Mortgage-Backed Securities – U.S. Government Agency — 0.1%
Federal Home Loan Mortgage Corp., Series 2017-KF41, Class B, 7.14% (30 day avg SOFR US + 2.61%), 11/25/2025 (a)	129,217	127,915

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES — U.S. GOVERNMENT AGENCY (Cost $129,217)		127,915

	Shares
Short-Term Investments — 2.7%

Money Market Funds — 2.7%
First American Government Obligations Fund — Class U, 4.34% (j)	2,747,646	2,747,646

TOTAL SHORT-TERM INVESTMENTS (Cost $2,747,646)		2,747,646

TOTAL INVESTMENTS — 113.7% (Cost $116,699,962)		114,920,894
Liabilities in Excess of Other Assets — (13.7%)		(13,841,874)

TOTAL NET ASSETS — 100.0%		$101,079,020

Percentages are stated as a percent of net assets.
SOFR — Secured Overnight Financing Rate

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Consolidated Schedule of Investments – (continued)
January 31, 2025

(a)
Security is exempt from registration pursuant to Rule 144A or Section 4(a)(2) of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. As of January 31, 2025, the value of these securities total $95,912,427 or 94.9% of the Fund’s net assets.

(b)
Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of January 31, 2025.

(c)	Interest only security.
(d)	Step coupon bond. The rate disclosed is as of January 31, 2025.
(e)	Zero coupon bonds make no periodic interest payments.
(f)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements. At January 31, 2025, the value of securities pledged amounted to $5,014,210.
(g)	Security or a position of the security purchased on a when-issued or delayed delivery basis.
(h)
Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. As of January 31, 2025, the value of these securities total $1,000,384 or 1.0% of the Fund’s net assets.

(i)	Principal only security.
(j)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.
Consolidated Schedule of Open Futures Contracts

Long Futures Contracts	Contracts Purchased	Expiration Date	Notional Value	Value/Unrealized Appreciation (Depreciation)
U.S. Treasury 10 Year Notes	63	03/20/2025	$6,857,156	$1,748
Consolidated Schedule of Open Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
Lucid Management and Capital Partners LP	5.21%	1/16/2025	04/16/2025	$4,317,487	$4,262,000
A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.
Consolidated Schedule of Centrally Cleared Credit Default Swaps — Buy Protection (a)

Reference Obligation	Implied Credit Spread at 1/31/25 (b)	Pay (Receive) Fixed Rate	Payment Frequency	Maturity Date	Counter Party	Notional Amount (c)	Value	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CDX.NA.IG (d)	0.49%	1.00%	Quarterly	12/20/2029	Wells Fargo Securities, LLC	$25,000,000	($593,971)	($543,255)	($50,716)

(a)
If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Consolidated Schedule of Investments – (continued)
January 31, 2025

include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)
The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(d)	Centrally cleared swap, clearing agent: Intercontinental Exchange.

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements
January 31, 2025
NOTE 1. ORGANIZATION
Angel Oak Strategic Credit Fund (the “Trust” or the “Fund”), a Delaware statutory trust organized on August 18, 2017, is a continuously offered, diversified, closed-end
management investment company as defined in the Investment Company Act of 1940 as amended (the “1940 Act”). The Trust’s sole series is the Fund. The Trust’s Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares. Please see the table below for a summary of class specific information:

	Ticker	Investment Strategy	Commencement of Operations	Maximum Front-End Sales Charge	Maximum Back-End Sales Charge	12b-1 Fees
Strategic Credit Fund
Class A	ASCAX	Total Return	N/A	2.25%	N/A	0.25%
Class U	ASCUX		N/A	N/A	1.50%	N/A
Class FI	ASCNX		07/12/2022	N/A	3.00%	N/A
Institutional Class	ASCIX		12/26/2017	N/A	N/A	N/A
The Fund operates as an “interval fund” pursuant to Rule
23c-3
under the 1940 Act. The Board of Trustees (“Board”) of the Fund has adopted a fundamental policy that the Fund will make quarterly repurchase offers pursuant to Rule
23c-3
under the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the shares of beneficial interest (“Shares”) outstanding at net asset value (“NAV”), unless suspended or postponed in accordance with regulatory requirements. Each repurchase pricing shall occur no later than the 14 th
day after the Repurchase Request Deadline (as defined in the Fund’s Prospectus), or the next business day if the 14 th
day is not a business day. The Fund will not be required to repurchase Shares at a shareholder’s option nor will Shares be exchangeable for units, interests or shares of any investment of the Fund. In connection with each repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not intend to list its Shares for trading on any national securities exchange. The Fund does not expect any secondary market to develop for the Shares in the foreseeable future. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to provide liquidity to shareholders, investors should consider the Shares to be illiquid. The Fund’s fundamental policy requires the Fund to make repurchase offers every three months. Quarterly repurchases occur in the months of March, June, September, and December.
Wholly-Owned Subsidiaries
– As part of its investment strategy, the Fund invests directly or, to comply with certain regulations, through its wholly-owned and controlled subsidiary, Selene Loan Trust (“Selene”), a statutory trust organized under the laws of the state of Delaware and incorporated on September 18, 2024. Selene acts as an investment vehicle in order to purchase residential home equity lines of credit (“HELOCs”). The allocation of the Fund’s investments, if any, in Selene will vary over time.
On January 31, 2025, investment in Selene represented 4.52% of the total net assets of the Fund.
The consolidated financial statements of the Fund include the investment activity and financial statements of Selene. All intercompany accounts and transactions have been eliminated in consolidation. Because the Fund may invest a substantial portion of its assets in its subsidiary, the Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Fund may also encompass its subsidiary.
At January 31, 2025, investments held by Selene included HELOCs, valued at $4,570,015. At January 31, 2025, there was no cash held in Selene.
NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in accordance with the accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946,
Financial Services-Investment Companies
.

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements - (continued)
January 31, 2025

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Securities Valuation and Fair Value Measurements
: The Fund records its investments at fair value in accordance with fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical securities
•	Level 2: other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)
The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.
Investments in registered
open-end
management investment companies, including money market funds, will be valued based upon the NAV of such investments and are categorized as Level 1 of the fair value hierarchy.
Fair values for long-term debt securities, including asset-backed securities (“ABS”), mortgage-backed securities (“MBS”), collateralized loan obligations (“CLOs”), and corporate obligations are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information may be utilized. Securities that use similar valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable; the values generally would be categorized as Level 3.
Equity securities, including preferred stocks, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market
®
, Nasdaq Global Select Market
®
and the Nasdaq Capital Market
®
exchanges (collectively, “Nasdaq”), are valued at the last sale price at the close of that exchange. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price. If, on a particular day, an exchange-listed or Nasdaq security does not trade, then: (i) the security shall be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange; or (ii) the security shall be valued at the latest sales price on the Composite Market (defined below) for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter (“OTC”) markets as published by a pricing service. In the event market quotations or Composite Market pricing are not readily available, fair value will be determined in accordance with the procedures adopted by the Board of Trustees (“Board”). All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the OTC market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security. If the mean is not available, then bid price can be used as long as the bid price continues to reflect the value of the security. Otherwise, fair value will be determined in accordance with the procedures adopted by the Board. These securities will generally be categorized as Level 3 securities. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.
Short term debt securities having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Reverse repurchase agreements and repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments which represents fair value. These securities will generally be categorized as Level 2 securities.

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements - (continued)
January 31, 2025

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Financial derivative instruments, such as futures contracts, that are traded on a national securities or commodities exchange are typically valued at the settlement price determined by the relevant exchange. Swaps, such as credit default swaps, interest-rate swaps and currency swaps, are valued by a pricing service. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. OTC financial derivative instruments, such as certain futures contracts or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Derivatives that use similar valuation techniques as described above are typically categorized as Level 2 of the fair value hierarchy.
Securities may be fair valued in accordance with the fair valuation procedures approved by the Board. The Valuation and Risk Management Oversight Committee is generally responsible for overseeing the Fund’s valuation processes and reports quarterly to the Board. The Board has selected Angel Oak Capital Advisors, LLC (the “Adviser”) as the Valuation Designee. As such, the Valuation Committee of the Adviser has been delegated the day-to-day
responsibilities for making all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if the prices obtained from independent pricing services are deemed to be unreliable indicators of market or fair value. Representatives of the Valuation Designee’s Valuation Committee report quarterly to the Valuation and Risk Management Oversight Committee.
The following is a summary of the investments by their inputs used to value the Fund’s net assets as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets
Residential Mortgage-Backed Securities	$–	$42,651,221	$–	$42,651,221
Collateralized Loan Obligations	–	28,010,571	–	28,010,571
Asset-Backed Securities	–	24,611,458	–	24,611,458
Residential Mortgage-Backed Securities – U.S. Government Agency	–	9,134,213	–	9,134,213
Corporate Obligations	–	4,801,096	–	4,801,096
Commercial Mortgage-Backed Securities	–	1,415,423	–	1,415,423
Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer	–	1,165,051	–	1,165,051
Common Stocks	256,300	–	–	256,300
Commercial Mortgage-Backed Securities – U.S. Government Agency	–	127,915	–	127,915
Short-Term Investments	2,747,646	–	–	2,747,646
Total	$3,003,946	$111,916,948	$–	$114,920,894
Other Financial Instruments
Assets
Futures Contracts*	$1,748	$–	$–	$1,748
Liabilities
Reverse Repurchase Agreements	–	(4,262,000)	–	(4,262,000)
Swaps*	–	(50,716)	–	(50,716)
Total	$1,748	($4,312,716)	$–	($4,310,968)

*
Futures and swaps are reflected at the unrealized appreciation (depreciation) on the instrument as presented in the Consolidated Schedule of Open Futures Contracts and Consolidated Schedule of Centrally Cleared Credit Default Swaps - Buy Protection.

See the Consolidated Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2025, the Fund did not recognize any transfer to or from Level 3.
Federal Income Taxes:
The Fund intends to elect and continue to qualify to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund generally will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements - (continued)
January 31, 2025

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Consolidated Statement of Operations. During the year ended January 31, 2025, the Fund did not incur any interest or penalties. The Fund has reviewed all open tax years and major jurisdictions and concluded that no provision for income tax would be required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Security Transactions and Income Recognition:
Investment security transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income and expense is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective yield method, based on each security’s estimated life and recoverable principal and recorded in interest income on the Consolidated Statement of Operations. Dividend income and corporate actions, if any, are recorded on the ex-date.
Paydown gains and losses on mortgage-related and other ABS are recorded as components of interest income on the Consolidated Statement of Operations. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of the information from the issuer. The actual character of distributions to the Fund’s shareholders will be reflected in the Form 1099 received by shareholders after the end of the calendar year.
Distributions to Shareholders:
Distributions from the Fund’s net investment income are accrued daily and typically paid monthly. The Fund intends to distribute its net realized long term capital gains and net realized short term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend
date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the year ended January 31, 2025, there were no reclassifications.
Share Valuation:
The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV will not be calculated on the days on which the New York Stock Exchange is closed for trading.
Use of Estimates:
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the period. Actual results could differ from those estimates.
Indemnifications:
Under the Trust’s organizational documents, the Trust will indemnify its officers and trustees for certain liabilities that may arise from performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.
Cash and Cash Equivalents:
Cash and cash equivalents are highly liquid assets including coin, currency and short-term investments that typically mature in
30-90
days. Short-term investments can include U.S. Government securities and government agency securities, investment grade money market instruments, investment grade fixed-income securities, repurchase agreements, commercial paper and cash equivalents. Cash equivalents are extremely low risk assets that are liquid and easily converted into cash. These investments are only considered equivalents if they are readily available and are not

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements - (continued)
January 31, 2025

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

restricted by some agreement. When the Adviser believes market, economic or political conditions are unfavorable for investors, the Adviser may invest up to 100% of a Fund’s net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Included in Investments in securities at fair value on the Consolidated Statement of Assets and Liabilities are investments in First American money market funds held at major financial institutions totaling $2,747,646.
Reverse Repurchase Agreements:
A reverse repurchase agreement is the sale by the Fund of a security to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that security from that party on a future date at a higher price. Proceeds from securities sold under reverse repurchase agreements are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Consolidated Statement of Operations. Reverse repurchase agreements involve the risk that the counterparty will become subject to bankruptcy or other insolvency proceedings or fail to return a security to the Fund. In such situations, the Fund may incur losses as a result of a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights, a possible lack of access to income on the underlying security during this period, or expenses of enforcing its rights.
The gross obligations for secured borrowing by the type of collateral pledged and remaining time to maturity on reverse repurchase contracts is as follows:

Reverse Repurchase Agreements	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Collateralized Loan Obligation	$–	$–	($4,262,000)	$–	($4,262,000)
Total	$–	$–	($4,262,000)	$–	($4,262,000)
Gross amount of reverse repurchase agreements in Balance Sheet Offsetting Information Table					($4,262,000)
Amounts related to agreements not included in offsetting disclosure in Balance Sheet Offsetting Information Table					$–
NOTE 3. RISKS ASSOCIATED WITH PORTFOLIO ASSETS
Mortgage-Backed and Asset-Backed Securities Risks:
Prepayment risk is associated with MBS and ABS, including CLOs. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain MBS may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, ABS may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such loans is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and ABS, including CLOs, may decline and therefore may not be adequate to cover underlying investors. To the extent the Fund focuses its investments in particular types of MBS or ABS, including CLOs, the Fund may be more susceptible to risk factors affecting such types of investments.
Subordinated Debt of Banks and Diversified Financial Companies:
The Fund may invest in subordinated debt securities, sometimes also called “junior debt,” which are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings institutions (or their holding companies), which are subordinated to senior debt issued by the banks and deposits held by the bank, but are senior to trust preferred obligations, preferred stock and common stock issued by the bank.

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements - (continued)
January 31, 2025

NOTE 3. RISKS ASSOCIATED WITH PORTFOLIO ASSETS – (continued)

Structured Products:
The Fund may invest in certain structured products, including community bank debt securitizations. Normally, structured products are privately offered and sold (that is, they are not registered under the securities laws); however, an active dealer market may exist for structured products that qualify for Rule 144A transactions. The risks of an investment in a structured product depend largely on the type of the collateral securities and the class of the structured product in which the Fund invests. In addition to the normal interest rate, default and other risks of fixed-income securities, structured products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in Structured Products that are subordinate to other classes, values may be volatile and disputes with the issuer may produce unexpected investment results.
Futures Contracts:
The Fund may enter into futures contracts to hedge various investments for risk management as well as speculative purposes. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract.
During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by
“marking-to-market”
on a daily basis to reflect the fair value of the contract at the end of each day’s trading. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of entering into a contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. See Note 4 for information on futures contract activity during the year ended January 31, 2025.
Swaps:
The Fund may invest in credit default swaps, total return swaps, interest rate swaps, equity swaps, currency swaps and other types of swaps. During the year, the Fund used centrally cleared credit default swaps to hedge interest risk on its portfolio. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs.
A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund. The Fund is permitted to enter into a credit default swap as either the protection buyer or seller in the discretion of the Adviser. When buying protection under a credit default swap, the Fund is generally obligated to pay the protection seller an upfront or periodic stream of payments over the term of the contract until a credit event occurs, such as a default of the reference obligation. If no credit event occurs, the Fund may recover nothing if the swap is held through the termination date. However, if a credit event does occur, the Fund may receive the full notional value of the swap in exchange for the face amount of the obligations underlying the swap, the value of which may have significantly decreased. When selling protection under a credit default swap, the Fund receives an upfront or periodic stream of payments over the term of the contract provided that a credit event does not occur. However, as the seller of protection, the Fund effectively adds leverage to its portfolio because it gains exposure to the notional amount of the swap. Entering into a credit default swap may subject the Fund to greater risk than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps also involve illiquidity risk, counter-party risk (for OTC swaps) and credit risk.
Swap agreements are primarily entered into by institutional investors and the value of such agreements may be extremely volatile. Certain swap agreements are traded OTC between two parties, while other more standardized swaps must be transacted through a Futures Commission Merchant and centrally cleared and exchange traded. While central clearing and exchange-trading are intended to reduce counterparty credit and liquidity risk, they do not make a swap transaction risk-free. The current regulatory environment regarding swap agreements is subject to change. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements. See Note 4 for information on swap activity during the year ended January 31, 2025.

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements - (continued)
January 31, 2025

NOTE 3. RISKS ASSOCIATED WITH PORTFOLIO ASSETS – (continued)

Common and Preferred Stocks:
The Fund may invest in common stock and preferred stock. Common stock represents an equity (ownership) interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The Fund may also invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.
The fundamental risk of investing in stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market values of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market (to the extent that a Fund invests in common stock) and should consider an investment in the Fund only as a part of your overall investment portfolio.
To-Be-Announced Securities:
The Fund may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling MBS. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBA trades are entered is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage-backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase the Fund’s exposure to interest rate risk and could also expose the Fund to counterparty default risk. In order to mitigate counterparty default risk the Fund only enters TBAs with counterparties for which the risk of default is determined to be remote.
Second Lien Risk
:
Second lien loans, such as HELOC loans, are generally subject to similar drivers of delinquency and default as those associated with investments in senior loans. However, the risk of loss associated with second lien loans are higher than that of loans with first priority over the collateral, because in the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral recovery value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Second lien loans also generally have greater price volatility than senior loans and may be less liquid. Second lien loans are generally of below investment grade quality, and therefore share the same risks as other below investment grade securities.
Macroeconomic Risks:
Developments such as public health crises, armed conflict, changing interest rates, inflation, supply chain disruptions, geopolitical risks, natural or environmental disasters, economic sanctions, and tariffs may disrupt economic markets and the prolonged economic impacts of these types of developments are uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration, spread, and conclusion of global events, and such uncertainty may in turn impact the value of the Fund’s investments.
NOTE 4. DERIVATIVE TRANSACTIONS
The value and effect of derivative instruments on the Consolidated Statement of Assets and Liabilities as of January 31, 2025, was as follows:

Derivatives	Type of Derivative Risk	Consolidated Statement of Assets and Liabilities Location	Fair Value of Deposit at Broker for Futures and Swaps	Value of Unrealized Appreciation (Depreciation)*
Futures Contracts	Interest Rate	Deposit at broker for futures	$36,212	$1,748
Swaps	Credit	Deposit at broker for swaps	$923,257	($50,716)

*
Represents the value of unrealized appreciation (depreciation) as presented in the Consolidated Schedule of Open Futures Contracts and Consolidated Schedule of Centrally Cleared Credit Default Swaps - Buy Protection.

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements - (continued)
January 31, 2025

NOTE 4. DERIVATIVE TRANSACTIONS – (continued)

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended January 31, 2025, was as follows:

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives
Futures Contracts	Interest Rate	Net realized gain (loss) on futures contracts	($5,644)
Swaps	Credit	Net realized gain (loss) on swaps	($460,784)

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Change in Unrealized Appreciation/Depreciation on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation/depreciation on futures contracts	$1,654
Swaps	Credit	Net change in unrealized appreciation/depreciation on swaps	$52,174
The average monthly notional value of long and short futures contracts during the year ended January 31, 2025, was $527,474 and ($235,766), respectively. The average monthly notional value of long swap contracts during the year ended January 31, 2025, was $27,307,692.
Balance Sheet Offsetting Information
During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of January 31, 2025, the Fund was not subject to any netting agreements.
The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Consolidated Statement of Assets and Liabilities as of January 31, 2025.

				Gross Amounts Not Offset in Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets/Liabilities	Gross Amounts Offset in Consolidated Statement of Assets and Liabilities	Net Amounts of Assets/Liabilities Presented in Consolidated Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral Pledged*	Net Amount
Assets:
Futures Contracts	$1,748	$–	$1,748**	$–	$–	$1,748
Liabilities:
Reverse Repurchase Agreements	($4,262,000)	$–	($4,262,000)	($4,262,000)	$–	$–
Swaps	($50,716)	$–	($50,716)***	$–	$50,716	$–

*	The amount is limited to the net amounts of financial assets and liabilities and accordingly does not include excess collateral pledged.
**
Represents the value of unrealized appreciation (depreciation) as presented in the Consolidated Schedule of Open Futures Contracts, which is included in deposit at broker for futures on the Consolidated Statement of Assets and Liabilities.

***
Represents the value of unrealized appreciation (depreciation) as presented in the Consolidated Schedule of Centrally Cleared Credit Default Swaps - Buy Protection, which is included in depreciation for swaps on the Consolidated Statement of Assets and Liabilities.

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements - (continued)
January 31, 2025

NOTE 5. FEES AND OTHER RELATED PARTY TRANSACTIONS

Under the terms of the investment advisory agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. This fee is included in the Investment Advisory line item that is reflected in the Consolidated Statement of Operations.
From April 1, 2020, through December 31, 2022, the Adviser contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end
sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions,
12b-1
fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses after fee waiver/expense reimbursement to 0.75% (“Expense Limit”) of the Fund’s average daily net assets. Effective January 1, 2023, the Expense Limit was terminated. Prior to January 1, 2023, the Expense Limit excluded certain expenses and consequently, the total annual fund operating expenses after fee waiver/expense reimbursement may have been higher than the Expense Limit.
The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the prior agreement if such recoupment does not cause the Fund to exceed the Expense Limit in place at the time of the waiver and the recoupment is made within three years after the end of the month in which the Adviser incurred the expenses. During the year ended January 31, 2025, the Adviser had $366,867 of previously waived expenses expire. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions at January 31, 2025, are included in the table below.

Recoverable Expenses Subject to 36 Month Limit During the Year Ending 01/31/26
$605,788
Quasar Distributors, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (“the Distributor”), acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. Fund Services also serves as the Fund’s fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund. U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund. These fees are included in the Administration, Fund accounting, Transfer agent, and Custodian line items that are reflected in the Consolidated Statement of Operations.
The Fund makes reimbursement payments to the Adviser for the salary associated with the Chief Compliance Officer. The compliance fees expensed by the Fund during the year ended January 31, 2025, are included in the Compliance line item that is reflected in the Consolidated Statement of Operations.
Certain officers, Trustees and shareholders of the Fund are also owners or employees of the Adviser. Each Trustee who is not an “interested person” (i.e., an “Independent Trustee”) of the Fund Complex (which includes affiliated registrants not disclosed in this report) receives an annual retainer of $75,000 ($65,000 prior to November 1, 2024) (pro-rated for any periods less than one year) paid quarterly as well as $12,000 for attending each regularly scheduled meeting in connection with his or her service on the Board of the Fund Complex. In addition, each Committee Chair receives additional annual compensation of $12,000
(pro-rated
for any periods less than one year), and the Chair of the Board receives an additional $17,000 ($12,000 prior to November 1, 2024). Independent Trustees are eligible for reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings. For the year ended January 31, 2025, the aggregate compensation paid to the Independent Trustees was $526,792. The Fund’s allocated portion of the trustee compensation is included in the Trustee line item that is reflected in the Consolidated Statement of Operations, as applicable. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free (855) 751-4324.

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements - (continued)
January 31, 2025

NOTE 6. INVESTMENT TRANSACTIONS

For the year ended January 31, 2025, purchases and sales of investment securities, other than short-term investments and short- term U.S. Government securities, were as follows:

Purchases	Sales
$85,876,863	$79,629,418
For the year ended January 31, 2025, there were $4,835,313 of long-term purchases and $7,728,066 of long-term sales of U.S. Government securities for the Fund. These amounts are included in the aggregate purchases and sales of the investment securities displayed in the table above.
NOTE 7. REPURCHASE OFFERS
Shares repurchased during the year ended January 31, 2025, were as follows (See Note 1):

Repurchase Offer Date	Repurchase Request Deadline	NAV on Repurchase Pricing Date	Percentage of Outstanding Shares the Fund Offered to Repurchase	Number of Shares the Fund Offered to Repurchase	Percentage of Shares Repurchased to Outstanding Shares	Number of Shares Repurchased
February 23, 2024	March 15, 2024	$20.93	5.0%	232,428	0.4%	17,197
May 31, 2024	June 21, 2024	$21.23	5.0%	233,567	1.2%	57,671
August 30, 2024	September 20, 2024	$21.80	5.0%	235,473	0.1%	4,190
November 29, 2024	December 20, 2024	$21.39	5.0%	238,674	0.4%	19,753
NOTE 8. BENEFICIAL OWNERSHIP
The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At January 31, 2025, Charles Schwab & Co., Inc. owned, as record shareholder, 75.37% of the outstanding shares of the Fund.
NOTE 9. FEDERAL TAX INFORMATION
The tax characterization of distributions paid for the year ended January 31, 2025, and January 31, 2024, were as follows:

	2025	2024
Distributions paid from:
Ordinary Income	$8,781,474	$7,392,868
Net Long-Term Capital Gain	–	–
At January 31, 2025, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

Tax Cost of Investments	$116,712,726
Unrealized Appreciation*	2,604,643
Unrealized Depreciation*	(4,396,475)
Net Unrealized Appreciation (Depreciation )*	($1,791,832)
Undistributed Ordinary Income	188,427
Undistributed Long-Term Gain (Loss)	–
Accumulated Gain (Loss)	$188,427
Other Accumulated Gain (Loss)	(1,125,256)
Total Distributable Earnings (Accumulated Deficit)	($2,728,661)

*	Represents aggregated amounts of Fund’s investments, reverse repurchase agreements, futures, and swaps.

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements - (continued)
January 31, 2025

NOTE 9. FEDERAL TAX INFORMATION – (continued)

The temporary differences between book basis and tax basis in the Fund are primarily attributable to wash sales, amortization of callable bonds, and dividends payable.
As of January 31, 2025, the Fund had available for federal tax purposes an unused capital loss carryforward of $627,744. For the year ended January 31, 2025, the Fund utilized $174,458 of capital loss carryforwards.
To the extent these carryforwards are used to offset futures gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

No expiration short-term	$–
No expiration long-term	$627,744
Total	$627,744
Certain capital losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended January 31, 2025, the Fund did not defer any post-October losses.
NOTE 10. ACCOUNTING PRONOUNCEMENTS AND/OR REGULATORY UPDATES
In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker, clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements.
Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Fund. The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.
NOTE 11. SUBSEQUENT EVENTS
Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following:
Shares repurchased subsequent to January 31, 2025, were as follows (see Note 1):

Repurchase Offer Date	Repurchase Request Deadline	NAV on Repurchase Pricing Date	Percentage of Outstanding Shares the Fund Offered to Repurchase	Number of Shares the Fund Offered to Repurchase	Percentage of Shares Repurchased to Outstanding Shares	Number of Shares Repurchased
February 28, 2025	March 21, 2025	$21.22	5.0%	241,912	7.0%	338,692
On April 1, 2025, Angel Oak Companies, LP, the parent of Angel Oak Asset Management Holdings, LLC, itself the parent company of the Adviser, announced that it signed a definitive agreement pursuant to which Brookfield Asset Management Ltd. will acquire a majority interest in Angel Oak Companies, LP and its subsidiaries, including the Adviser (the “Transaction”). The closing of the Transaction is expected to be completed by September 30, 2025. The Transaction is not expected to result in any material change in the day-to-day management of the Fund. However, the closing of the Transaction is subject to certain conditions, and there can be no assurance that the Transaction will be completed as planned, or that the necessary conditions will be satisfied. If successful, the closing of the Transaction will result in a change of control of Angel Oak Companies, LP and its subsidiaries, including the Adviser.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Angel Oak Strategic Credit Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedules of investments, open futures contracts, open reverse repurchase agreements, and centrally cleared credit default swaps – buy protection, of Angel Oak Strategic Credit Fund (the “Fund”) as of January 31, 2025, the related consolidated statement of operations for the year then ended, the statements of changes in net assets (consolidated as applicable) for each of the two years in the period then ended, the financial highlights (consolidated as applicable) for each of the five years in the period then ended, and the related consolidated notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2025, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more funds advised by Angel Oak Capital Advisors, LLC since 2011.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
April 1, 2025

Additional Information (Unaudited)
1. Shareholder Notification of Federal Tax Status
For the taxable year ended January 31, 2025, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.80% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 23.80%.
For the taxable year ended January 31, 2025, the Fund paid qualified dividend income of 0.00%.
For the taxable year ended January 31, 2025, the percentage of ordinary income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations was 0.00%.
For the taxable year ended January 31, 2025, the Fund did not pay any ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)2(c).
For the taxable year ended January 31, 2025, the percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue 871(k)1(c) was 78.31%.
2. Disclosure of Portfolio Holdings
The Fund will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form
N-PORT.
The Fund’s Part F of Form
N-PORT
is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
(800) SEC-0230.
3. Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (855)
751-4324
and (2) from Trust documents filed with the SEC on the SEC’s website at www.sec.gov.
4. Statement Regarding the Basis for the Approval of the Continuance of Investment Advisory Agreement
Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), at a telephonic meeting held on August 12, 2024, and an in-person meeting held on September 16-17, 2024 (the “Meetings”), the Board of Trustees (the “Board”) of Angel Oak Strategic Credit Fund (the “Fund”) considered the renewal of the Investment Advisory Agreement (the “Investment Advisory Agreement” or the “Agreement”) between the Fund and Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”) for a one-year period.
The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow it to properly consider the renewal of the Agreement, and it is the duty of the Adviser to furnish the Trustees with information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement between the Adviser and the Fund, the Board requested, and the Adviser provided, information and data relevant to the Board’s consideration. This included materials prepared by the Adviser, the Fund’s administrator and an independent third-party data provider (the “Outside Data Provider”) that provided the Board with information regarding the fees and expenses of the Fund, as compared to other similar closed-end funds.
Following their review and consideration, the Trustees determined that the Investment Advisory Agreement with respect to the Fund would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the continuance of the Investment Advisory Agreement. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Trustees also carefully considered the profitability data and comparative fee and expense information prepared by the Adviser. In considering the Investment Advisory Agreement with respect to the Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided.
 The Trustees concluded that Angel Oak is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past to the Fund and other registered investment companies advised by Angel Oak (the “Angel Oak Funds”), Angel Oak’s management capabilities demonstrated with respect to the Fund, the professional qualifications and experience of each of the portfolio managers of the Fund, Angel Oak’s investment and management oversight processes, and the competitive investment performance of the Fund. The Trustees also determined that Angel Oak proposed to provide investment advisory services that were of the same quality as services it provided to the Fund in the past, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of continuing to generate a level of long-term investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies and competitive with many other comparable investment companies.
The investment performance of the Fund.
 The Trustees concluded on the basis of information derived from independent third-party data that Angel Oak had achieved investment performance that was competitive relative to the Fund’s category, as established by the Outside Data Provider (the “Category”), and a smaller peer group of comparable funds (the “Peer Group”) over longer-term trailing periods, and the Trustees took into consideration the fact that Angel Oak focuses on long-term performance results with respect to its management of the Fund and that the Fund may have periods of underperformance when measured on a more short-term basis. In considering the performance of the Fund, the Trustees reviewed reports comparing the Fund’s performance to: (i) the Peer Group of comparable funds; (ii) the Fund’s Category; and (iii) the Fund’s benchmark index. In addition, the Trustees considered information they had requested comparing the performance of the Fund to that of other funds identified by the Adviser as direct competitors encountered by the Adviser in the context of marketing the Fund, as of June 30, 2024.
The Trustees observed that the Fund’s Institutional Class shares (which commenced operations in December 2017) had ranked in the first quartile of the Fund’s Peer Group over the three-year period ended June 30, 2024, and the period since the Fund’s inception, in the second quartile over the five-year period ended June 30, 2024, and in the third quartile over the one-year period ended June 30, 2024. The Trustees further noted that the Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index, over the one-, three-, and five-year periods ended June 30, 2024, and for the period since the Fund’s inception.
On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other investment companies.
The cost of advisory services provided and the level of profitability.
 On the basis of comparative information derived from the expense data provided to the Board, the Trustees determined that the Fund’s management fee was lower than the median management fees of its peer interval funds and that its net expense ratio was lower than the median net expense ratio of its peer interval funds. The Board noted that the quality of services provided by Angel Oak and the past long-term performance of the Angel Oak Funds demonstrated that the advisory fee still offered an appropriate value for the Fund and its shareholders.
The Board also reviewed the fees that Angel Oak charges its other clients for discretionary portfolio management services, noting that the firm has a variety of account types with different fee arrangements, including non-U.S. registered funds (e.g., a UCITS fund) and sub-advised funds that have investment strategies similar to certain of the Angel Oak Funds. The Board considered the fee rates charged by Angel Oak to manage such funds and accounts. The Board took into account the unique management requirements involved in managing a registered investment company as opposed to other types of funds and accounts.
The Board also reviewed detailed profitability information and considered Angel Oak’s current level of profitability with respect to the Fund, and noted that Angel Oak’s profitability was acceptable and not excessive and consistent with applicable industry averages and that Angel Oak is committed to using its own resources to help improve the services it provides for the benefit of the Fund. The Trustees also noted that Angel Oak has provided information regarding its methodology for attributing profitability to the Fund, as opposed to its other lines of business. The Trustees also took into consideration the nature and extent of expenses that are borne directly by Angel Oak from its own financial resources to help to market and promote the Fund. Accordingly, on the basis of the Board’s review of the fees to be charged by Angel Oak for investment advisory services, the investment advisory and other services provided to the Fund by Angel Oak, and the estimated profitability of Angel Oak’s relationship with the Fund, the Board concluded that the level of investment advisory fees and Angel Oak’s profitability are appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between the Fund and Angel Oak. The Trustees considered the profitability of Angel Oak both before and after the impact of the marketing-related expenses that Angel Oak incurs out of its own resources in connection with its management of the Fund.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fee reflects possible economies of scale.
 While it was noted that the Fund’s investment advisory fee will not decrease as the Fund’s assets grow because the Fund is not subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fee was appropriate in light of the projected size of the Fund and appropriately reflects the current economic environment for Angel Oak and the competitive nature of the closed-end interval fund market. The Trustees then noted that they would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale and the appropriateness of the investment advisory fee payable to Angel Oak with respect to the Fund, in the future, at which time the implementation of fee breakpoints on the Fund could be considered. Finally, the Trustees noted the continued improvements made to the Adviser’s infrastructure and services provided to the Fund, which had been funded by the advisory fees received by the Adviser.
Benefits to Angel Oak from its relationship with the Fund (and any corresponding benefits to the Fund).
 The Trustees concluded that other benefits derived by Angel Oak from its relationship with the Fund are reasonable and fair and consistent with industry practice and the best interests of the Fund and its shareholders.
Other Considerations.
 In approving the Investment Advisory Agreement, the Trustees determined that Angel Oak has made a substantial commitment to the recruitment and retention of high-quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Trustees also concluded that Angel Oak has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment. The Board also considered matters with respect to the brokerage practices of Angel Oak, including its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.
Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to the Fund in order to consider the approval of the Investment Advisory Agreement. It was noted that, in making their determinations, the Trustees had considered and relied upon not only the materials provided to them for use at the Meetings with respect to the proposed contract renewal, but also the information about the Fund and Angel Oak that had been provided to them at the Meetings and throughout the past year in connection with their regular Board meetings. In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement and the level of fees paid under the Investment Advisory Agreement, the Trustees did not identify any one single factor as being controlling, but, rather, the Board took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by the Adviser to the Fund, and they found that these services continued to benefit the Fund and its shareholders and also reflected management’s overall commitment to the continued growth and development of the Fund.
5. Compensation of Trustees
Each Trustee who is not an “interested person” (i.e., an “Independent Trustee”) of the Fund Complex (which includes affiliated registrants not discussed in this report) receives an annual retainer of $75,000
(pro-rated
for any periods less than one year) paid quarterly as well as $12,000 for attending each regularly scheduled meeting in connection with his or her service on the Board. In addition, each Committee Chair receives additional annual compensation of $12,000 (pro-rated for any periods less than one year), and the Chair of the Board receives an additional $17,000. Independent Trustees are permitted for reimbursement of out-of-pocket
expenses incurred in connection with attendance at meetings. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (855)
751-4324.
6. Trustees and Officers
The business of the Fund is managed under the oversight of the Board. The Board meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. The address of each Trustee and Officer of the Trust is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, GA 30326. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (855)
751-4324.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex (1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees (2)
Ira P. Cohen 1959	Independent Trustee, Chair	Trustee since 2017, Chair since 2017; indefinite term	Executive Vice President, Recognos Financial (investment industry data analysis provider) (2015-2021); Independent financial services consultant (since 2005).	9	Trustee, Valued Advisers Trust (since 2010); Trustee, Apollo Diversified Real Estate Fund (formerly, Griffin Institutional Access Real Estate Fund) (since 2014); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee and Chair, U.S. Fixed Income Trust (Trustee since 2019, Chair since 2025); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, CRM Mutual Fund Trust (since 2025); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Trustee, Apollo Credit Fund (formerly, Griffin Institutional Access Credit Fund) (2017-2022).
Alvin R. Albe, Jr. 1953	Independent Trustee	Since 2017; indefinite term	Retired.	9	Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust
(2019-2022).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex (1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Keith M. Schappert 1951	Independent Trustee	Since 2017; indefinite term	President, Schappert Consulting LLC (investment industry consulting) (since 2008); Retired, President and CEO of JP Morgan Investment Management.	9	Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust
(2019-2022);
					Director, Commonfund Capital, Inc. (2015-2022); Trustee, Mirae Asset Discovery Funds (2010-2023).
Andrea N. Mullins 1967	Independent Trustee	Since 2019; indefinite term	Private Investor; Independent Contractor, SWM Advisors (since 2014).	9
Trustee and Audit Committee Chair, Valued Advisers Trust (since 2013, Chair since 2017); Trustee, Angel Oak Funds Trust (since 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee and Audit Committee Chair, NXG Cushing Midstream Energy Fund (formerly, Cushing MLP & Infrastructure Fund) (since 2021); Trustee and Audit Committee Chair, NXG NextGen Infrastructure Income Fund (formerly, Cushing NextGen Infrastructure Income Fund) (since 2021); Trustee and Chair, CRM Mutual Fund Trust (since 2025); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust
(2019-2022);
Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (2021-2023).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex (1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Interested Trustees
Cheryl M. Pate 1976	Interested Trustee	Since 2022; indefinite term	Senior Portfolio Manager, Angel Oak Capital Advisors, LLC (investment management) (since 2017).	9	Trustee, Angel Oak Funds Trust (since 2022); Trustee, Angel Oak Credit Opportunities Term Trust (since 2022); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2023); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust
(2022-2022).

Clayton Triick (3) 1986	Interested Trustee	Since 2024; indefinite term	Head of Portfolio Management, Public Strategies, Angel Oak Capital Advisors, LLC (since 2024); Senior Portfolio Manager, Angel Oak Capital Advisors, LLC (2011-2024).	9	Trustee, Angel Oak Funds Trust (since 2024); Trustee, Angel Oak Credit Opportunities Term Trust (since 2024); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2024).

(1)	The Fund Complex includes the Fund, each series of Angel Oak Funds Trust, Angel Oak Financial Strategies Income Term Trust, and Angel Oak Credit Opportunities Term Trust.
(2)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).
(3)	Mr. Triick was appointed Interested Trustee on May 30, 2024.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Adam Langley 1967	President	Since 2022; indefinite term (other offices held 2015-2022)	Chief Operating Officer, Angel Oak Capital Advisors, LLC (since 2021); Chief Compliance Officer, Angel Oak Capital Advisors, LLC (2015-2022); Chief Compliance Officer of Falcons I, LLC (2018-2022); Chief Compliance Officer, Angel Oak Funds Trust (2015-2022); Chief Compliance Officer, Angel Oak Financial Strategies Income Term Trust (2018-2022); Chief Compliance Officer, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Chief Compliance Officer, Angel Oak Credit Opportunities Term Trust (2021-2022); Chief Compliance Officer, Angel Oak Commercial Real Estate Solutions
(2021-2022);
Chief Compliance Officer, Buckhead One Financial Opportunities, LLC (2015-2022); Chief Compliance Officer, Angel Oak Capital Partners II, LLC (2016-2022); Chief Compliance Officer, Hawks I, LLC (2018-2022).
Michael Colombo 1984	Secretary	Since 2023; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2023); Director of Valuation, Angel Oak Capital Advisors, LLC (2022-2023); Director of Trade Operations, Intercontinental Exchange, Inc. (2022); Manager of Trade Operations, Intercontinental Exchange, Inc. (2019-2022).
Nilesh Likhite 1984	Treasurer	Since 2025; indefinite term	Fund Controller, Angel Oak Capital Advisors, LLC (since 2025); Fund Controller, Warren Equity Partners (2023-2024); Senior Manager, Ernst & Young LLP (2019-2023).
Chase Eldredge 1989	Chief Compliance Officer	Since 2022; indefinite term	Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2022); Chief Compliance Officer of Falcons I, LLC (since 2022); Chief Compliance Officer, Angel Oak Funds Trust (since 2022); Chief Compliance Officer, Angel Oak Financial Strategies Income Term Trust (since 2022); Chief Compliance Officer, Angel Oak Credit Opportunities Term Trust (since 2022); Senior Compliance Officer, Angel Oak Capital Advisors, LLC
(2020-2022);
Compliance Officer, Angel Oak Capital Advisors, LLC (2017-2020).
Each Trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his/her successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and
By-laws.
Each Trustee shall serve during the lifetime of the Trust until he or she: (a) dies; (b) resigns; (c) has reached the mandatory retirement age, if any, as set by the Trustees; (d) is declared incompetent by a court of appropriate jurisdiction; or (e) is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Each officer holds office at the pleasure of the Board.

Angel Oak Strategic Credit Fund
Notice of Privacy Policy & Practices
Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect confidentiality of that information.
We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

INVESTMENT ADVISER
Angel Oak Capital Advisors, LLC
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326
DISTRIBUTOR
Quasar Distributors, LLC
3 Canal Plaza, Suite 100,
Portland, ME 04101
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202
LEGAL COUNSEL
Dechert LLP
1900 K Street NW
Washington, DC 20006
CUSTODIAN
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212
ADMINISTRATOR, TRANSFER AGENT, AND FUND ACCOUNTANT
U.S Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

AR-ASCIX

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Alvin R. Albe, Jr. is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 01/31/2025	FYE 01/31/2024
( a ) Audit Fees	$26,219	$26,000
( b ) Audit-Related Fees	$0	$0
( c ) Tax Fees	$4,000	$4,000
( d ) All Other Fees	$0	$0

(e)(1) The Audit, Financial and Administrative Oversight Committee has not adopted written pre-approval policies and procedures. Instead, the Committee has the duty and responsibility to pre-approve all auditing services and permissible non-auditing services to be provided to the Fund in accordance with its Charter and the 1940 Act. In addition, the Committee considers matters with respect to the principal accountant’s independence each year. The Committee did not approve any of the audit-related, tax or other non-audit fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

1

The Audit, Financial and Administrative Oversight Committee also has the duty and responsibility to pre-approve those non-audit services provided to the Fund’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Fund) where the engagement relates directly to the operations or financial reporting of the Fund in accordance with the Charter of the Committee and the 1940 Act. The Committee considered whether the provision of any non-audit services rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that were not pre-approved by the Committee because the engagement did not relate directly to the operations and financial reporting of the Fund is compatible with maintaining the principal accountant’s independence.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 01/31/2025	FYE 01/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.

Non-Audit Related Fees	FYE 01/31/2025	FYE 01/31/2024
Registrant	$4,000	$4,000
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

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Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 1(a).

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Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ANGEL OAK FUNDS TRUST

ANGEL OAK STRATEGIC CREDIT FUND

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

PROXY VOTING

The Boards of Trustees (the “Board”) of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, and Angel Oak Financial Strategies Income Term Trust (each, a “Trust” and together, the “Trusts”) and the Trusts’ respective series, if any, (each, a “Fund” and together with the Trusts, the “Funds”) recognizes that the Board’s right to vote proxies for Trust holdings is an important responsibility and a significant Trust asset. Consistent with its fiduciary duties and duty to report each Funds’ proxy voting record pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Board has adopted this proxy voting policy on behalf of the Funds to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation

The Board recognizes that the investment adviser of the Funds, Angel Oak Capital Advisors, LLC (the “Adviser”), as the entity that selects the individual securities that comprise each Fund’s portfolio, is the most knowledgeable and best suited to monitor corporate actions, analyze proxy proposals, make voting decisions, and ensure that proxies are submitted in a timely fashion. The Board also recognizes that voting proxies for each of the Funds is one of the Adviser’s duties under the respective investment advisory agreement with each Trust. The Board therefore delegates the authority to vote proxies to the Adviser, subject to the supervision of the Board.

The Board must approve the Adviser’s proxy voting policies and procedures. The Board will monitor the implementation of these policies to ensure that the Adviser’s voting decisions:

•	are consistent with the Adviser’s fiduciary duty to the Funds and their shareholders;

•	seek to maximize shareholder return and the value of Fund investments;

•	promote sound corporate governance; and

•	are consistent with each Fund’s investment objective and policies.

Consistent with its duties under this Policy, the Adviser shall monitor and review corporate actions of companies in which a Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under Rule 30b1-4 and other provisions of the 1940 Act. The Adviser will perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which has been presented to the Board for its review. The Adviser will promptly provide to the Board any updates to its proxy voting policy where such updates are both material and are not solely operational in nature.

Conflicts of Interest

In the event of a conflict between the interests of the Adviser and the Trusts, the Adviser’s policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction to vote the proxies. The Board has delegated this authority to the disinterested directors, and the proxy voting direction in such a case shall be determined by a majority of the disinterested directors.

Proxy Voting Policies and Procedures	Page 1

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Fund of Funds Arrangements

When voting proxies related to Acquired Funds, as defined in the Trusts’ Fund of Funds Investments Policy, ensure any voting remains compliant with the proxy voting requirements within the Fund of Funds Investments Policy.

Shareholder Reporting

Each Trust will disclose in its annual and semi-annual reports to shareholders that a description (or copy) of the Trust’s proxy voting policies and procedures is available without charge, upon request, by calling toll-free (855) 751-4324 (or another number which connects to the transfer agent) or by accessing the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. The Trust’s transfer agent will notify the Adviser of any such request of proxy voting procedures. The Adviser will send a description or copy of its proxy voting policies and procedures within three business days of receipt of a request.

Each Trust will file its complete proxy voting record, provided separately for each of its series, if any, with the SEC on Form N-PX on an annual basis, for the prior 12 months ended June 30, by no later than August 31 of each year. Each Trust will make publicly available free of charge the information disclosed in the Trust’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in a Trust’s most recently filed report on Form N-PX will be in a human-readable format and remain available on or through the Trust’s website for as long as the Trust remains subject to the requirements of Rule 30b1-4 under the 1940 Act. A Trust may satisfy this requirement by providing a direct link to the relevant HTML-rendered Form N-PX report on the SEC’s website. Each Trust also will disclose in its SAI (and, with respect to Angel Oak Strategic Credit Funds and Angel Oak Financials Strategies Income Term Trust, in its annual and semi-annual reports to shareholders) that its proxy voting record is available without charge, upon request, by calling toll-free (855) 751-4324 (or another number which connects to the transfer agent) or by contacting a specified email address, if any; through the Trust’s website at a specified internet address; or by accessing the SEC’s website. The Trust’s transfer agent will notify the Adviser of any such request of proxy voting records. The Adviser must send the information disclosed in a Trust’s most recently filed Form N-PX in a human-readable format within three business days of receipt of a request. Angel Oak Funds Trust will disclose in its annual and semi-annual reports to shareholders that additional information about the Trust’s proxy voting record is available on the Trust’s website.

Proxy Voting Policies and Procedures	Page 2

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Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Sreeniwas (Sreeni) V. Prabhu is Managing Partner, Co-CEO, and Chief Investment Officer of the Adviser and a Portfolio Manager of the Fund. Prior to co-founding the Adviser in 2009, Mr. Prabhu was the Chief Investment Officer of the $25 billion investment portfolio at Washington Mutual Bank for three years and was also part of the macro asset strategy team at the bank. Prior to joining Washington Mutual Bank, Mr. Prabhu worked for six years at SunTrust Bank in Atlanta, where he was responsible for investment strategies and served as head portfolio manager for the $3 billion commercial mortgage-backed securities portfolio. He began his career at SunTrust in 1998 as a bank analyst focused on asset/liability management and liquidity strategies. Mr. Prabhu holds a B.B.A. in Economics from Georgia College and State University and an M.B.A. in Finance from Georgia State University.

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Berkin Kologlu is a Senior Portfolio Manager of the Adviser and a Portfolio Manager of the Fund. Mr. Kologlu has two decades of experience in fixed income products and focuses on building and managing strategies within the Collateralized Loan Obligation (CLO) market. Prior to joining the Adviser, he spent the previous six years as an Executive Director at UBS, covering structured products and client solutions. Prior to UBS, Mr. Kologlu worked at Bank of America, where he focused on the structuring and marketing of CLOs and synthetic Collateralized Debt Obligations (CDO) backed by corporate credit. Before Bank of America, Mr. Kologlu worked in Turkey as a commercial banker, where he was responsible for lending to large cap corporations. He received his MBA from Duke University’s Fuqua School of Business and his B.S. in Civil Engineering from Bogazici University in Istanbul, Turkey.

Matthew R. Kennedy, CFA, is a Senior Portfolio Manager of the Adviser and a Portfolio Manager of the Fund. Mr. Kennedy has over 20 years of capital markets and asset management experience. Prior to joining the Adviser in 2016, Mr. Kennedy spent seven years as a portfolio manager with Rainier Investment Management, LLC, where he served as Director of Fixed Income Management and was responsible for managing the Rainier High Yield Fund among other clients. Mr. Kennedy began his investment career in 1995 at GE Financial Assurance, where he served as a Senior Analyst and made investment recommendations for investment grade, high yield, and private placement portfolios. From 1991 through 1994, he was a CPA and Auditor at Deloitte & Touche. Mr. Kennedy is a member of the CFA Institute and the Seattle Society of Financial Analysts. He holds the Chartered Financial Analyst designation. Mr. Kennedy received his Bachelor of Arts degree in Business Administration, with specializations in Finance and Accounting, from Washington State University.

Clayton Triick, CFA, is the Head of Portfolio Management, Public Strategies of the Adviser and a Portfolio Manager of the Fund.In this role, he leads the investment approach and asset allocation strategy across the firm’s public mutual funds and exchange-traded funds. Prior to joining Angel Oak in 2011, Mr. Triick worked for YieldQuest Advisors, where he was a member of the investment committee focusing on interest rate risk, currency risk, and commodity of the portfolios alongside directly managing he closed-end fund allocations within YieldQuest portfolios and individual accounts. Mr. Triick holds a B.B.A. in Finance from the Farmer School of Business at Miami University. He also holds the Chartered Financial Analyst (CFA) designation.

Namit Sinha is Chief Investment Officer of the Adviser and a Portfolio Manager of the Fund. Mr. Sinha has over 15 years of experience in fixed income products including structured credit. Prior to Angel Oak, Mr. Sinha spent four years as Senior Vice President at Canyon Capital and established the residential loan trading business in addition to covering its structured products operations. Prior to joining Canyon, Mr. Sinha worked at Nomura as Executive Director of Mortgage Trading and was involved in the acquisition and financing of non-performing loans, reperforming loans, non-qualified mortgages, and prime jumbo loans. Prior to that, Mr. Sinha worked at both Lehman Brothers and Barclays as a non-agency whole loan trader. Mr. Sinha holds an M.S. from Rutgers University, and a Bachelor of Technology degree from the Indian Institute of Technology Bombay in Mumbai, India.

(a)(2) The following provides information on other accounts managed on a day-to-day basis by the Portfolio Managers listed above as of January 31, 2025:

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Sreeniwas (Sreeni) V. Prabhu

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
5	15	0	0	13	0
$4,461,930,643	$2,137,561,834	$0	$0	$1,805,292,046	$0

Berkin Kologlu

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
3	1	4	0	1	0
$3,266,122,316	$54,608,191	$545,328,060	$0	$54,608,191	$0

Matthew R. Kennedy

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
1	1	0	0	1	0
$115,675,023	$54,608,191	$0	$0	$54,608,191	$0

Clayton Triick

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
9	1	3	0	1	0
$4,986,613,355	$54,608,191	$226,637,723	$0	$54,608,191	$0

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Namit Sinha

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
9	15	1	0	13	0
$4,986,613,355	$2,137,561,834	$336,796,906	$0	$1,805,292,046	$0

Potential Conflicts of Interest: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. There has been significant growth in the number of firms organized to make investments similar to those which the Fund intends to make, which may result in increased competition to the Fund in obtaining suitable investments. Because the Adviser manages other funds and accounts with similar investments strategies as the Fund that seek to invest in these limited investment opportunities, the Adviser may have to allocate available investment opportunities among the Fund and other funds and accounts it manages. To deal with these situations, the Adviser has adopted Trade Aggregation and Allocation Policies and Procedures for allocating portfolio transactions across multiple accounts. In accordance with these procedures, at times, the Fund may receive a smaller portion of an investment opportunity than desired or certain investment opportunities may be allocated to other funds or accounts managed by the Adviser as part of the allocation procedures.

From time to time, the Fund and other funds or accounts managed by the Adviser may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. These investments could inherently give rise to conflicts of interest between or among the Fund and the other holders of various classes of securities. The Adviser and its clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. Prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its clients, and Fund transactions may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

9

Through the various activities of the Adviser and its affiliates, the Adviser and/or its affiliates may acquire material non-public information or otherwise be restricted from trading in certain potential investments that the Fund otherwise might have purchased or sold.

With respect to securities transactions for clients, the Adviser determines which broker to use to execute each order. However, the Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

(a)(3) The following describes how the portfolio managers are compensated as of January 31, 2025:

The Portfolio Managers receive an annual base salary from the Adviser. Each of the Portfolio Managers is eligible to receive a discretionary bonus, which is based on: profitability of the Adviser; assets under management; investment performance of managed accounts; compliance with the Adviser’s policies and procedures; contribution to the Adviser’s goals and objectives; anticipated compensation levels of competitor firms; effective research; role and responsibilities; client satisfaction; asset retention; teamwork; leadership; and risk management. Mr. Prabhu has an ownership interest in the Adviser and may receive distributions from the Adviser, which may come from profits generated by the Adviser. Portfolio Managers may have profit sharing interests in the Adviser’s parent company in addition to their salary, bonus, and benefits package.

(a)(4) The following provides information about the dollar range of equity securities in the registrant beneficially owned by the Portfolio Managers as of January 31, 2025:

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Sreeni V. Prabhu	None
Berkin Kologlu	None
Matt Kennedy	None
Clayton Triick Namit Sinha	None None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

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Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (02/01/24-02/29/24)	—	—	—	—
Month #2 (03/01/24-03/31/24)(1)	17,197	$20.93	17,197	—
Month #3 (04/01/24-04/30/24)	—	—	—	—
Month #4 (05/01/24-05/31/24)	—	—	—	—
Month #5 (06/01/24-06/30/24)(2)	57,671	$21.23	57,671	—
Month #6 (07/01/24-07/31/24)	—	—	—	—
Month #7 (08/01/24-08/31/24)	—	—	—	—
Month #8 (09/01/24-09/30/24)(3)	4,190	$21.80	4,190	—
Month #9 (10/01/24-10/31/24)	—	—	—	—
Month #10 (11/01/24-11/30/24)	—	—	—	—
Month #11 (12/01/24-12/31/24)(4)	19,753	$21.39	19,753	—
Month #12 (01/01/25-01/31/25)	—	—	—	—
Total	98,811	—	98,811	—

(1)

On February 23, 2024, the Registrant offered to repurchase up to 5.0% of the Registrant’s total outstanding shares as of March 15, 2024 (the “Repurchase Request Deadline”). On the Repurchase Request Deadline, 17,197 shares representing 0.4% of the Registrant’s total outstanding shares were repurchased.

(2)

On May 31, 2024, the Registrant offered to repurchase up to 5.0% of the Registrant’s total outstanding shares as of June 21, 2024. On the Repurchase Request Deadline, 57,671 shares representing 1.2% of the Registrant’s total outstanding shares were repurchased.

(3)

On August 30, 2024, the Registrant offered to repurchase up to 5.0% of the Registrant’s total outstanding shares as of September 20, 2024 (the “Repurchase Request Deadline”). On the Repurchase Request Deadline, 4,190 shares representing 0.1% of the Registrant’s total outstanding shares were repurchased.

(4)

On November 29, 2024, the Registrant offered to repurchase up to 5.0% of the Registrant’s total outstanding shares as of December 20, 2024. On the Repurchase Request Deadline, 19,753 shares representing 0.4% of the Registrant’s total outstanding shares were repurchased.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Item 19. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable.

(3) A separate certification for each Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Angel Oak Strategic Credit Fund

By (Signature and Title)*	/s/ Adam Langley
Adam Langley, President (Principal Executive Officer)

Date April 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam Langley
Adam Langley, President (Principal Executive Officer)

Date April 7, 2025

By (Signature and Title)*	/s/ Nilesh Likhite
Nilesh Likhite, Treasurer (Principal Financial Officer)

Date April 7, 2025

*	Print the name and title of each signing officer under his or her signature.

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